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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JUNE 14, 2004

                              THE BANC CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


          0-25033                                    63-1201350
(Commission File Number)                 (IRS Employer Identification No.)


  17 NORTH 20TH STREET, BIRMINGHAM, ALABAMA                     35203
   (Address of Principal Executive Offices)                   (Zip Code)

                                 (205) 327-3600
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         After discussion between the Audit Committee of our Board of Directors and representatives of Ernst & Young LLP, which has served as the independent auditors for The Banc Corporation, the Audit Committee and Ernst & Young LLP reached a mutual decision that Ernst & Young LLP would not stand for re-election to audit our financial statements for the fiscal year ending December 31, 2004.

         For the fiscal years ended December 31, 2003 and 2002, Ernst & Young LLP's reports on our financial statements did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the fiscal years ended December 31, 2003 and 2002 and through June 14, 2004, (1) there were no disagreements between The Banc Corporation and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, and (2) there were no "reportable events", as defined in Item 304(a)(1)
(v) of the Securities and Exchange Commission's Regulation S-K, except that, as described below, certain matters relating to our internal controls as they existed during the fiscal year ended December 31, 2002 were identified that we and Ernst & Young LLP treated as material weaknesses in internal controls for such year, as more fully described in Item 14 of our Annual Report on Form 10-K for such year. No material weaknesses were identified for the fiscal year ended December 31, 2003.

         The matters relating to our internal controls as they existed during the fiscal year ended December 31, 2002 that we and Ernst & Young LLP treated as material weaknesses for such year related to the following areas:

         1. Internal controls governing loan approval and loan officers' ability to originate loans in excess of authorized lending limits;

         2. Internal controls governing monitoring of loan risk ratings by loan officers and a lack of timely review of the loan portfolio by our independent loan review function; and

         3. Internal controls relating to the monitoring of past due loans to ensure all loans over 90 days delinquent are appropriately considered for nonaccrual status.

         Prior to the discovery of the Bristol, Florida bank group situation described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, which ultimately caused us to restate our financial statements for the second and third quarters of 2002, we were in the process of enhancing our internal control for financial reporting.



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         In July 2002, we established a Loan Administration Services department.
We hired an experienced loan administration officer as the head of that department and staffed the department with both current employees and new hires with specific expertise in loan administration services. During 2003, we expanded that department as we broadened its responsibilities and completed the centralization of all loan files in order to provide an enhanced degree of centralized supervision, monitoring and accountability. We also added a new software program that interfaces automatically with loan review data and our loan platform and tracks exceptions with the loan portfolio. This software provides for regular and frequent follow-up tracking during the term of the loan. Our Loan Administration Services Department reviews all Loan Approval
Forms on each new loan to identify any loans that may be over a loan officer's lending limits.

         In addition, throughout our banking operations we reduced the size of loans that could be authorized by individuals, as well as reducing the number of individuals with loan authority. We named regional credit officers who are accountable for loans in each of our operating regions. Further, during the first half of 2003, we increased our loan review staff. During the third quarter of 2003, we engaged an independent loan review firm, Credit Risk Management, LLC ("CRM"), which provides independent loan reviews and other loan review services throughout the Southeast. CRM reviewed approximately $290 million in commercial loans that had not previously been reviewed during 2003. The combined coverage of our loan portfolio from internal loan reviews and the CRM review in the first three quarters of 2003 was 71%, including 90% of the loans in the Bristol portfolio. We have subsequently contracted with CRM to conduct ongoing supplemental loan reviews on our behalf, which reviews have largely superseded the peer review process and serve as a complement to our internal loan review function.

         Management and loan review personnel meet at least monthly to review loan risk rating downgrades and upgrades recommended by loan officers, as well as charge-off and non-accrual recommendations. We have undertaken other regular monitoring and review activities to identify loans that appear reasonably likely to become past due and to review proposed actions to be taken with respect to all credits rated 5 ("special mention") or worse, indicating that the credits represent a higher risk to us. We believe these above-described actions remediated the material weaknesses. As noted above, no material weaknesses were identified as of December 31, 2003.

         Ernst & Young LLP has furnished us with a letter addressed to the SEC in which Ernst & Young LLP states that it agrees with the statements in the first three paragraphs above (including the numbered subsections of the third paragraph) and with the statements in this paragraph. A copy of such letter is filed as Exhibit (16)-1 to this Amendment No. 1. A copy of a letter from Ernst & Young LLP confirming the cessation of the auditor-client relationship with The Banc Corporation was filed as Exhibit (16)-2 to the original report to which this Amendment No. 1 relates.

         Effective June 14, 2004, our Audit Committee has engaged Carr Riggs & Ingram, LLC to serve as our independent accountants. During the fiscal years ended December 31, 2003 and 2002 and through June 14, 2004, The Banc Corporation did not consult Carr Riggs & Ingram, LLC regarding either:


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         (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Carr Riggs & Ingram, LLC concluded was an important factor considered by The Banc Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; or

         (ii) Any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of
Item 304 of Regulation S-K).


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit (16) - 1      Letter, dated September 21, 2004, from
                                        Ernst & Young LLP to the Securities and
                                        Exchange Commission.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 on Form 8-K/A to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                         THE BANC CORPORATION


Date: September 21, 2004                By:  /s/ F. HAMPTON MCFADDEN, JR.
                                             ----------------------------------
                                                  F. Hampton McFadden, Jr.
                                                  Executive Vice President,
                                                 General Counsel and Secretary